                                                                    EXHIBIT 10.2


                                                            November __, 1996

                           UNISOURCE WORLDWIDE, INC.

                          DIRECTORS' STOCK OPTION PLAN

Purpose--The Unisource Worldwide, Inc. Directors' Stock Option Plan (the "Plan") enables directors of Unisource Worldwide, Inc. ("Unisource") to purchase common stock of Unisource. The purpose of the Plan is to promote an identity of interest between Unisource and its directors and to attract and retain highly competent individuals to serve as members of Unisource's Board of Directors (the "Board"). This Prospectus relates to 250,000 shares of common stock of Unisource issuable upon exercise of options granted under the Plan.

Automatic Annual Grants: Number of Shares and Price--Each year, each director who is not otherwise an employee of Unisource or its subsidiaries will automatically be granted an option to purchase 800 shares of Unisource common stock ("Regular Options") immediately following the annual meeting of shareholders. The exercise price for the Regular Options is 100% of the fair market value of the shares on the date of grant.

Elective Annual Grants: Number of Shares and Price--Each year, each director who is not otherwise an employee of Unisource or its subsidiaries may elect to receive all or a portion of his or her directors' and trustees' fees in the form of options to purchase shares of Unisource common stock ("Discounted Options"). The exercise price for Discounted Options is 75% of the fair market value of the shares on the date of grant. The Discounted Options will be granted immediately following the annual meeting of shareholders.

Exercisability--Regular Options are exercisable six months following the date of grant, and Discounted Options are exercisable twelve months following the date of the grant, in either case, if the director is then a member of the Board. If a director leaves the Board on account of attainment of retirement age, disability or death, the director's options will be fully exercisable. However, if a director ceases to be a member of the Board for any reason, any portion of a Discounted Option that is attributable to compensation not yet earned shall abate and be cancelled.

Term-- Regular Options have a ten-year term, and Discounted Options have a twenty-year term. When all or part of an option becomes exercisable, it will remain exercisable for the balance of its term (except in the event of a director's death). In the event of a director's death, the director's personal representative has twelve months to exercise any outstanding options (unless the options otherwise expire prior to the end of such period).

Conversion of Options Held by Former Directors of Alco Standard Corporation--
      Unisource directors who were members of the Board of Directors of Alco Standard Corporation ("Alco") immediately before the distribution of Unisource stock to the shareholders of Alco may elect to have their options to purchase Alco stock that were granted under Alco's stock option plans for directors converted into options to purchase Unisource stock. The conversion will be based on a conversion formula approved by the Alco Board of Directors and the Unisource Board that is intended to preserve the economic value of the options as of the conversion date. The new

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      Unisource options shall have terms substantially identical to the terms of the Alco options that they replace and shall be administered under the terms of this Plan.

Exercise--An optionee may exercise all or any part of an exercisable option by delivering written notice to Unisource. The full exercise price for the shares shall be paid in cash, by check payable to Unisource, or in such other form of consideration as may be approved by Unisource. After exercise, the optionee will receive a stock certificate for the number of shares purchased, and is free thereafter to sell the shares, subject to compliance with Rule 144.

Tax Consequences--Options granted under the Plan are nonqualified stock options.
      Exercise of an option will generally result in ordinary income to the optionee at the time of exercise.


                 THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                 COVERING SECURITIES THAT HAVE BEEN REGISTERED
                       UNDER THE SECURITIES ACT OF 1933.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  No person has been authorized to give any information or make any representations, other than as contained in this Prospectus, in connection with the sale of any of the securities covered by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by Unisource. Neither the delivery of the Prospectus nor any sale of the securities covered hereby shall, under any circumstances, create any implication that there has been no change in the affairs of Unisource since the date hereof. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offer or solicitation may not lawfully be made.


                               Table of Contents
                               -----------------

                                                                    Page
                                                                    ----
Available Information.............................................     3

The Plan
     General......................................................     3
     Purpose of the Plan..........................................     3
     Administration of the Plan...................................     4
     Number of Shares Available Under the Plan....................     4
     Grant of Regular Options.....................................     4
     Grant of Discounted Options..................................     5
     Option Agreements............................................     5
     Exercisabililty and Term of Options..........................     5
     Exercise of Rights Upon Ceasing to be a Member of the Board..     6

                                       2
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     Conversion of Options Held by Former Alco Directors..........     6
     Exercise of Options..........................................     6
     Duration of Plan.............................................     6
     Nontransferability of Options................................     6
     Plan and Options Not to Affect Directorship..................     6
     Rights in Stock..............................................     7
     Outstanding Options Under the Plan...........................     7
     Requirements of Law..........................................     7
     Amendment of the Plan........................................     7
     Employee Retirement Income Security Act of 1974..............     7

Resale of Shares Acquired Upon Exercise of Options................     7

Federal Income Tax Consequences...................................     8

Documents Incorporated by Reference...............................     8


                             AVAILABLE INFORMATION


     Unisource is subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information filed by Unisource with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661, and 7 World Trade Center, New York, New York 100048. Copies can also be obtained upon payment of prescribed rates from the Public Reference Section of the Commission in Washington, D.C. 20549. Reports, proxy statements and other information about Unisource can also be inspected at the New York, Philadelphia and Chicago Stock Exchanges (on which Unisource's common stock is listed).

     Each person holding an option under the Plan who does not otherwise receive such materials as a shareholder of Unisource will be provided with copies of all reports, proxy statements and other communications distributed to the shareholders of Unisource generally. Unisource also will provide, without charge, to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents required to be delivered pursuant to Rule 428(b) of the Securities Act of 1933 (the "Securities Act") and any or all of the documents which have been or may be incorporated by reference in Item 3 of Part II of the Registration Statement, other than exhibits to such documents. Requests for such copies should be directed to Corporate Communications Department, Unisource Worldwide, Inc., P.O. Box 834, Valley Forge, Pennsylvania 19482 or (610) 296-8000. Additional information about the Plan and the administrators may be obtained by writing or telephoning Unisource at the address or telephone number listed above. For further information, reference is made to the Registration Statement and documents incorporated therein by reference.

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

                                    THE PLAN

General

     The Plan was adopted by the Board, effective December 1, 1996, and has been approved by Alco, as the sole shareholder of Unisource. A copy of the Plan is included as part of this Prospectus. The following summary is qualified in its entirety by reference to the Plan.

     Unisource's principal office is located in Valley Forge, Pennsylvania 19482. Its telephone number is (610) 296-8000.

Purpose of the Plan

     The purpose of the Plan is to promote an identity of interest between Unisource and its directors and to attract and retain highly competent individuals to serve as members of the Board.



Administration of the Plan

     The Plan is administered by the Human Resource Committee of the Board (the "Committee"). Members of the Committee are ordinarily appointed for a term coinciding with their term of office; however, the members serve at the pleasure of the Board and may be changed at any time. The Committee has authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations and take all other actions deemed necessary or advisable in administering the Plan. The determinations of the Committee on these matters shall be conclusive. No member of the Committee will be liable for any action taken or decision made in good faith relating to the Plan or any grant thereunder. The Committee may, from time to time, appoint an Administrator of the Plan, who will be responsible for the general administration of the Plan under the policy guidance of the Committee. The Administrator will be an employee of Unisource and will be compensated for services and expenses by Unisource according to Unisource's normal employment policies, without special or additional compensation, other than reimbursement of expenses, for services as the Administrator.


Number of Shares Available Under the Plan

     The maximum number of shares of Unisource common stock for which options may be granted under the Plan is 250,000 shares, subject to adjustment as provided herein. If the outstanding shares of Unisource common stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or other property (other than ordinary cash dividends) are distributed with respect to such shares of Unisource common stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of Unisource, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin off, split off, or other distribution with respect to such shares of common stock or other securities, an appropriate and proportionate adjustment will be

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made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments.

     The shares of Unisource common stock issuable upon exercise of options granted under the Plan may be unissued shares or shares held in Unisource's treasury, including shares bought on the open market. If an option expires, terminates or is canceled prior to being exercised in full, any shares remaining subject to such option will again be available for the grant of options under the Plan.


Grant of Regular Options

     Each individual who is not an employee of Unisource or any of its subsidiary corporations and who is elected a director of Unisource at an annual meeting of shareholders of Unisource will automatically be granted a Regular Option to purchase 800 shares of Unisource common stock (subject to adjustment as described herein) immediately following the annual meeting of shareholders. An individual who ceases to be a director of Unisource at the annual meeting of shareholders shall not be entitled to receive an award.

     The option exercise price for each Regular Option shall be 100% of the fair market value of a share of Unisource common stock on the date of grant of the option. For purposes of the Plan, the fair market value of Unisource stock is defined as the closing price as reported on the New York Stock Exchange Composite Tape.



Grant of Discounted Options

     Discounted Options will be granted automatically immediately following each annual meeting of Unisource's shareholders to each director who is not an employee of Unisource or any of its subsidiary corporations and who has filed with Unisource an election to receive stock options in lieu of all or a specified portion of his or her Annual Retainer (as defined below) to be earned during each Plan Year. Discounted Options granted under the Plan will entitle the optionee to purchase shares of Unisource common stock at a price equal to 75% of the fair market value of the stock on the date of grant.

     A "Plan Year" is the twelve month period beginning March 1 and ending the last day of February thereafter. A director's election shall remain in effect for each Plan Year unless the Administrator shall have received notice of any change which the director wishes to make before the shareholder's meeting to which the change applies.

     "Annual Retainer" is the amount of fees which the director will be entitled to receive during each Plan Year for serving as a director or a member of one or more of the committees of the Board or for serving as a trustee of any of Unisource's employee benefit plan trusts. The term does not include per meeting attendance fees or fees for any other services provided to Unisource.

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     After a director has executed an appropriate election, the number of options for shares of Unisource stock that the director will be entitled to receive is determined by dividing the director's Annual Retainer (or the portion thereof which the director has elected to receive as stock options) by 25% of the fair market value of a share of Unisource stock (representing the difference between the fair market value and the exercise price on the date of grant). No options for fractional shares will be issued, nor will cash payments be made in lieu of fractional shares.


Option Agreements

     Options will be evidenced by stock option awards to be issued by Unisource, which shall specify the number of shares of stock for which the options are issued, the exercise price, and all other terms of the options. In the event of any discrepancy between a stock option award and the Plan, the provisions of the Plan shall govern. In the event of any discrepancy between this Prospectus and either a stock option award or the Plan, such award or the Plan, as appropriate, shall govern.


Exercisability and Term of Options

     Exercisability of Options.  Regular Options may be exercised at any time
     -------------------------
after six months from the date of grant, and Discounted Options may be exercised at any time after twelve months from the date of grant, provided, in either case, that the director is a member of the Board on the date on which the options become exercisable. If a director ceases to be a member of the Board by reason of attainment of retirement age, disability or death, the director's options will be fully exercisable (except as provided below). If a director ceases to be a member of the Board for any reason, any portion of a Discounted Option that is attributable to compensation not yet earned shall abate and be canceled.

     Term of Options.  The term of Regular Options will be ten years from the
     ----------------
date of grant, and the term of Discounted Options will be twenty years from the date of grant. No option may be exercised after the expiration of its term.



Exercise of Rights Upon Ceasing to be a Member of the Board

     The rights of a director in an option that has become exercisable under the Plan will not terminate upon such director's ceasing to be a member of the Board for any reason (including retirement because of age, death or disability), except as provided below. However, any exercisable option granted to a director that is outstanding on the date of his or her death may be exercised by the administrator of such director's estate, the executor under his or her will, or the person to whom the option shall have been validly transferred pursuant to the laws of descent and distribution, but not beyond the first to occur of (i) the expiration of twelve months from the date of such director's death, or (ii) the specified expiration date of the option. Upon the first to occur of the foregoing events, the option shall terminate.

Conversion of Options Held by Former Alco Directors

     Unisource directors who were members of the Board of Directors of Alco immediately before the distribution of Unisource shares to the shareholders of Alco may elect to have their options to purchase Alco stock that were granted under Alco's stock option plans for directors converted into options to purchase Unisource stock. The Board of Directors of Alco and the Unisource Board shall approve the formula to be used for the conversion. The vesting and other terms of the new Unisource options shall be identical to the terms of the Alco options that they replace, except that service on the Unisource Board shall be considered continued service for purposes of the options. The new Unisource options shall be administered under the terms of this Plan.


Exercise of Options

     Options granted under the Plan may be exercised by delivering written notice to Unisource. The full exercise price for the shares as to which options are exercised shall be paid in cash, by check payable to Unisource, or in such other form of consideration as may be approved by the Administrator or by the Committee.


Duration of Plan

     No options may be granted pursuant to the Plan after November 30, 2006.


Nontransferability of Options

     No option granted pursuant to this Plan shall be transferable by the optionee other than by will or the laws of descent and distribution, and an option may be exercisable during the optionee's lifetime only by the optionee.


Plan and Options Not to Affect Directorship

     Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan, constitutes evidence of any agreement or understanding, expressed or implied, that Unisource will nominate any director for reelection by Unisource's shareholders.



Rights in Stock

     An optionee has no rights as a shareholder with respect to any shares covered by an option until the date of issuance of a share certificate to the optionee representing such shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.


Outstanding Options Under the Plan

     Information as to the number of shares subject to outstanding options and for which options remain available under the Plan, as well as exercises of options and expiration dates of outstanding options, will be provided, to the extent required by law , in Unisource's annual report or proxy statement.


Requirements of Law

     The obligation of Unisource to sell, issue and deliver shares upon exercise of options granted under the Plan is subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.


Amendment of the Plan

     The Board has complete power and authority to terminate and in any respect amend or modify the Plan, except to the extent that the approval of Unisource's shareholders is required under applicable law. No amendment, modification or termination of the Plan may adversely affect the rights of participants with respect to any option previously granted, without their consent.


Employee Retirement Income Security Act of 1974

     The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended, and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.


               RESALE OF SHARES ACQUIRED UPON EXERCISE OF OPTIONS


     The Plan imposes no limitation or restriction on resales of shares acquired upon exercise of options granted thereunder. However, any optionee who is an "affiliate" of Unisource at the time of resale of shares acquired upon exercise of options granted under the Plan may make such resales only pursuant to an effective registration statement specifically relating to such resales, pursuant to Rule 144 under the Securities Act, or in a transaction otherwise exempt from registration under the Securities Act. Affiliates may not use this Prospectus for the reoffer or resale of such shares. Optionees who are not affiliates of Unisource at the time of resale are not restricted by the Securities Act with respect to resale of their shares.

                        FEDERAL INCOME TAX CONSEQUENCES


     All options to be granted under the Plan are non-qualified stock options which are not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Generally, there are no tax consequences to an optionee or to Unisource when a non-qualified stock option is granted. When such an option is exercised, the excess of the then fair market value of the shares over the exercise price will constitute ordinary income to the optionee, and Unisource will be entitled to a corresponding tax deduction. Upon disposition of the shares by the optionee, long term or short term capital gain or loss, as the case may be, will be recognized, equal to the difference between the amount realized on such disposition and the optionee's basis in the shares, which will include the amount previously recognized as ordinary income. The capital gain holding period will commence on the day the optionee acquires the shares pursuant to exercise of the option.

     The foregoing is not a complete summary of income tax consequences to participants or to Unisource. It does not reflect the effects of foreign, state or local tax laws.

     BECAUSE OF THE COMPLEXITY OF THE FEDERAL TAX LAWS RELATING TO STOCK OPTION PLANS AND THE APPLICATION OF STATE AND LOCAL LAWS, PARTICIPANTS IN THE PLAN ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISERS REGARDING THESE MATTERS.


                      DOCUMENTS INCORPORATED BY REFERENCE


     The following document filed by Unisource with the Commission is incorporated herein by reference: Unisource's Information Statement on Form 10 dated ______________________.

     All documents filed by Unisource after the date hereof pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment indicating that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Prospectus and shall be a part hereof from the date of filing of such documents.

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                                   Exhibit A


                           UNISOURCE WORLDWIDE, INC.

                          DIRECTORS' STOCK OPTION PLAN


       1. Purpose. The purpose of this Directors' Stock Option Plan (the "Plan") of Unisource Worldwide, Inc. ("Unisource") is to promote an identity of interest between Unisource and its directors and to attract and retain highly competent individuals to serve as members of Unisource's Board of Directors.

       2.   Effective Date.  This Plan shall become effective as of December 1,
  1996.

       3. Stock. There are authorized for issuance or delivery upon the exercise of options to be granted from time to time under the Plan an aggregate of 250,000 shares of Unisource's common stock, no par value, subject to adjustment as provided hereinafter in paragraph 13. Such shares may be, in whole or in part, authorized but unissued shares, whether now or hereafter authorized, or issued shares which have been reacquired by Unisource. If any option under this Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the shares which have not been purchased thereunder shall again become available for the purpose of this Plan.

       4.   Administration.

            (a) The Plan shall be administered by the Human Resources Committee (the "Committee") of the Board of Directors of Unisource (the "Board"), except as provided otherwise in the Plan.

            (b) The Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations and take all other actions deemed necessary or advisable in administering the Plan.

            (c) The determinations of the Committee on the matters referred to in this paragraph 4 shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any grant hereunder.

            (d) An Administrator of the Plan may from time to time be appointed by the Committee. Such Administrator shall be responsible for the general administration of the Plan under the policy guidance of the Committee. The Administrator shall be in the employ of Unisource and shall be compensated for services and expenses by Unisource according to its normal employment policies, without special or additional compensation, other than reimbursement of expenses, for his or her services as the Administrator.

       5.   Automatic Annual Stock Option Awards.

            (a) Each year, for as long as the Plan remains in effect, each person who is not an employee of Unisource or any of its present or future subsidiary corporations (as defined in Section 425 of the Internal Revenue Code of 1986, as amended) and who is elected a director of Unisource at Unisource's annual meeting of shareholders shall automatically be granted an option (a "Regular Option") to purchase 800 shares of common stock of Unisource (subject to adjustment as provided hereinafter in paragraph 13) immediately following the annual meeting of shareholders. An individual who ceases to be a director of Unisource at the annual meeting of shareholders shall not be entitled to receive an award. Each Regular Option shall be evidenced by an option award document which shall comply with and be subject to the applicable terms and conditions set forth in the Plan.

            (b) The exercise price for each Regular Option granted under the Plan shall be 100% of the Fair Market Value of shares of Unisource common stock on the date on which the option is granted (the "Grant Date"). For purposes of this Plan, "Fair Market Value" shall be the closing price per share of Unisource common stock as reported on the New York Stock Exchange Composite Tape.

            (c) Each Regular Option may be exercised after the date that is six months following the Grant Date, if the director is a member of the Board on such date. However, if the director ceases to be a member of the Board on account of attainment of retirement age specified by the Board, death or disability, as determined by the Board, the Regular Option shall be fully exercisable as of the date on which the director ceases to be a member of the Board.

            (d) Each Regular Option shall have a term of ten years from the Grant Date. No option granted under the Plan shall be exercisable after the expiration of its term. Each Regular Option shall be subject to termination before its date of expiration as herein provided in paragraph 7 below.

       6.   Elective Annual Stock Option Awards.

            (a) Each year, for as long as the Plan remains in effect, each person who is not an employee of Unisource or any of its present or future subsidiaries, who is elected a director of Unisource at Unisource's annual meeting of shareholders, and who has filed with Unisource an election to receive a stock option in lieu of the Annual Retainer (as defined below), or some portion thereof, to be earned by such director in each Plan Year (as defined below) during which he or she shall serve as director, shall receive an option (a "Discounted Option") to purchase shares of Unisource common stock. The Discounted Option shall be granted immediately following the annual meeting of shareholders. An individual who ceases to be a director of Unisource at the annual meeting of shareholders shall not be entitled to receive an award. Each Discounted Option shall be evidenced by an option award document which shall comply with and be subject to the applicable terms and conditions set forth in the Plan.

            (b) The number of shares of Unisource common stock subject to each Discounted Option granted to a director for a Plan Year shall be equal to the nearest number of whole shares determined in accordance with the following formula:

     Annual Retainer               =          Number of Shares
     -------------------------

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

     Fair Market Value minus
     Exercise Price

  No fractional shares shall be issued, nor shall cash payments be made in lieu of fractional shares. "Exercise Price" shall be defined as set forth in Subsection 6(c), and "Fair Market Value" shall be defined as set forth in Subsection 5(b). "Annual Retainer" shall mean the amount of fees which the director will be entitled to receive during a Plan Year for serving as a director or a member of one or more committees of the Board or a trustee of any of Unisource's employee benefit plan trusts; provided, however, that if a director elects to receive a stock option in lieu of only a portion of the Annual Retainer, the Annual Retainer for purposes of the foregoing formula shall equal the portion of the Annual Retainer so elected. For purposes of this Plan, "Annual Retainer" shall not include fees or expenses for attendance at meetings of the Board or any committee of the Board or for any other services to be provided to Unisource except as set forth herein. The "Plan Year" is the twelve month period beginning each March 1 and ending on the last day of February.

            (c) The exercise price for each Discounted Option granted under the Plan shall be 75% of the Fair Market Value of shares of Unisource common stock on the Grant Date.

            (d) Each Discounted Option may be exercised after the date that is twelve months following the Grant Date, if the director is a member of the Board as of such date. However, except as provided below, if the Director ceases to be a member of the Board on account of attainment of retirement age specified by the Board, death or disability, as determined by the Board, the Discounted Option shall be fully exercisable as of the date on which the director ceases to be a member of the Board.

            (e) Notwithstanding the foregoing, if a director ceases to be a member of the Board for any reason, any portion of a Discounted Option that is attributable to a portion of an Annual Retainer that has not yet been earned shall automatically abate and be canceled.

       7. Termination of Directorship. The rights of a director in an option granted under the Plan shall not terminate upon such director's termination as a director for any reason (including retirement because of age, death or disability), except as provided in Subsection 6(e) above or except as provided below. Except as provided in Subsection 6(e) above, any option granted to a director and outstanding on the date of his or her death may be exercised by the administrator of such director's estate or the person to whom the option shall have been validly transferred by will or the laws of descent and distribution, but not beyond the first to occur of (i) the expiration of twelve months from the date of the director's death, or (ii) the specified expiration date of the option. Upon the first to occur of the foregoing events, the option shall terminate.

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       8.   Conversion of Alco Options.  In connection with the distribution by
  Alco Standard Corporation ("Alco) of the common stock of Unisource to Alco's shareholders, the Unisource directors who were members of the Alco Board of Directors immediately before the distribution may elect to have their outstanding options to purchase Alco stock that were granted under Alco's stock option plans for directors converted into options to purchase Unisource common stock. The options to purchase Alco stock shall be converted into options to purchase Unisource stock according to a formula approved by the Alco Board of Directors and the Unisource Board that is intended to preserve the economic value of the options as of the date of the conversion. In all other respects, the terms of the Unisource options shall be identical to the terms of the replaced Alco options, except that membership on the Board of Unisource shall be considered continued Board membership for purposes of the Unisource options. The new Unisource options shall be administered pursuant to the terms of this Plan.

       9. Exercise of Options. Options may be exercised only by written notice to Unisource. The full exercise price for the shares as to which options are exercised shall be paid in cash, by check payable to Unisource, or in such other form of consideration as shall be approved by the Administrator or by the Committee.



       10.  Limitations.

           (a) No options may be granted pursuant to this Plan after November 30, 2006.

           (b) No option granted pursuant to this Plan shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and an option shall be exercisable during the optionee's lifetime only by the optionee.

       11. Withholding Taxes. Whenever shares of Unisource common stock are to be issued or delivered, the Committee shall have the right to require the recipient to remit to Unisource an amount sufficient to satisfy any required federal, state or local income or employment tax withholding requirements.

       12. Limitation of Rights.

           (a) Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan, shall constitute evidence of any agreement or understanding, expressed or implied, that Unisource will nominate any director for reelection by Unisource's shareholders.

           (b) An optionee shall have no rights as a shareholder with respect to any shares covered by an option until the date of issuance of a share certificate to the optionee for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

       13. Adjustments. If the outstanding shares of Unisource common stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or other property (other than ordinary cash dividends) are distributed with

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  respect to such shares of Unisource common stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of Unisource, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin off, split off, or other distribution with respect to such shares of common stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments.

       14. Amendment and Termination. The Board shall have complete power and authority to terminate and in any respect amend or modify the Plan, except to the extent that the approval of Unisource's shareholders is required under applicable law. No amendment, modification or termination of the Plan may adversely affect the rights of participants with respect to any option previously granted, without their consent.

       15. Government and Other Regulations. The obligation of Unisource to sell, issue and deliver shares upon exercise of options granted under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

       16. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of Unisource to exercise its corporate rights and powers including, but not limited to, the right of Unisource (a) to grant options for proper corporate purposes otherwise than under the Plan to any employee or other person, firm or corporation or association, or (b) to grant options to, or assume the options of, any person in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business and assets (in whole or in part) of any person, firm, corporation or association.

       17. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

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